Exhibit 10.21

PLACEMENT AGENCY AGREEMENT

October 17, 2007

Spencer Trask Ventures, Inc.
535 Madison Avenue
18th Floor
New York, New York 10022

Re: KnowFat Franchise Company, Inc. and UFood Restaurant Group, Inc.

Ladies and Gentlemen:

This Placement Agency Agreement ("Agreement") sets forth the terms upon which Spencer Trask Ventures, Inc., a Delaware corporation, and a registered broker-dealer and member of the Financial Industry Regulatory Authority ("FINRA") (the “Placement Agent”), shall be engaged by KnowFat Franchise Company, Inc., a Delaware corporation (“KnowFat”) and UFood Restaurant Group, Inc., a Nevada corporation (“Pubco”), to act as exclusive Placement Agent in connection with the private placement (the “Offering”) of units (“Units”) of securities of Pubco, each Unit consisting of (i) one share of common stock, par value $0.001 per share (the “Common Stock”), of Pubco (“Shares”) and (ii) one half of one warrant (“Warrants”), with each full warrant entitling the holder to purchase one share of Common Stock for a five-year period at an exercise price of $1.25 per share. The Offering will consist of a minimum of 5,500,000 Units ($5,500,000) (the “Minimum Amount”) and a maximum of 8,000,000 Units ($8,000,000) (the “Maximum Amount”). In the event the Offering is oversubscribed, Pubco, KnowFat and the Placement Agent may, in their mutual discretion, sell up to 5,000,000 additional Units for an aggregate purchase price of $5,000,000 (the “Over-allotment”). Concurrently with the initial closing of the Offering, a wholly-owned subsidiary of Pubco will merge with and into KnowFat and, with the proceeds of the Offering, continue the existing operations of KnowFat as a wholly owned subsidiary of Pubco (the “Reverse Merger”).

As part of or in conjunction with the Reverse Merger, Pubco will issue shares of its Common Stock, warrants and options to KnowFat’s then-existing securityholders and to the investors in the Offering as further described in the Memorandum (as hereinafter defined). As used in this Agreement, unless the context otherwise requires, the term “Company” refers to Pubco and KnowFat on a combined basis after giving effect to the Offering and the Reverse Merger.

The purchase price for the Units will be $1.00 per Unit (the “Offering Price”), with a minimum investment of 25,000 Units; provided, however, that subscriptions in lesser amounts may be accepted in Pubco’s and Placement Agent’s discretion. The Placement Agent shall accept subscriptions only from (i) persons or entities who qualify as “accredited investors,” as such term is defined in Rule 501 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under Section 4(2) of the Securities Act of 1933, as amended (the “Act”) and (ii) persons or entities who were offered and purchased the Units in an Offshore Transaction (as such term is defined in Regulation S (“Regulation S”) as promulgated by the SEC under the Act) and who are not U.S. Persons (as such term is defined in Regulation S) and are not acting for the account or benefit of a person in the United States or a U.S. Person.  The Units will be offered until the earlier of the time that all Units offered in the Offering are sold or December 31, 2007 (“Initial Offering Period”), which date may be extended by Pubco and the Placement Agent until February 14, 2008 (this additional period and the Initial Offering Period shall be referred to as the “Offering Period”). The date on which the Offering is terminated shall be referred to as the “Termination Date.”

With respect to the Offering, KnowFat and Pubco shall provide the Placement Agent, on terms set forth herein, the right to offer and sell all of the Units being offered. It is understood that no sale shall be regarded as effective unless and until accepted by the Company. The Company may, in its sole discretion, accept or reject, in whole or in part, any prospective investment in the Units or allot to any prospective subscriber less than the number of Units that such subscriber desires to purchase. Purchases of Units may be made by the Placement Agent and its officers, directors, employees and affiliates. All such purchases, together with purchases by officers, directors, employees and affiliates of KnowFat or Pubco, may be used to satisfy the Minimum Amount if the Minimum Amount has not been subscribed for on or before the end of the Offering Period.

The Offering will be made by Pubco solely pursuant to the Memorandum, which at all times will be in form and substance reasonably acceptable to Pubco, KnowFat, the Placement Agent and their respective counsel and contain such legends and other information as Pubco, KnowFat, the Placement Agent and their respective counsel, may, from time to time, deem necessary and desirable to be set forth therein. “Memorandum” as used in this Agreement means Pubco’s Confidential Private Placement Memorandum dated October 17, 2007, inclusive of all annexes, and all amendments, supplements and appendices thereto.

1. Appointment of Placement Agent. On the basis of the representations and warranties provided herein, and subject to the terms and conditions set forth herein, the Placement Agent is appointed as exclusive Placement Agent of KnowFat and Pubco during the Offering Period to assist KnowFat and Pubco in finding qualified subscribers for the Offering. The Placement Agent may sell Units through other broker-dealers who are FINRA members and may reallow all or a portion of the Agent Compensation (as defined in Section 3(b) below) it receives to such other broker-dealers. On the basis of such representations and warranties and subject to such terms and conditions, the Placement Agent hereby accepts such appointment and agrees to perform its services hereunder diligently and in good faith and in a professional and businesslike manner and to use its reasonable efforts to assist KnowFat and Pubco in (A) finding subscribers of Units who either (i) qualify as “accredited investors,” as such term is defined in Rule 501 of Regulation D, or (ii) were offered and purchased the Units outside the United States in an Offshore Transaction (as such term is defined in Regulation S) and who are not U.S. Persons (as such term is defined in Regulation S) and are not acting for the account or benefit of a person in the United States or a U.S. Person and (B) completing the Offering. The Placement Agent has no obligation to purchase any of the Units. Unless sooner terminated in accordance with this Agreement, the engagement of the Placement Agent hereunder shall continue until the later of the Termination Date or the Final Closing (as defined below).

2. Representations, Warranties and Covenants of KnowFat. The representations and warranties of KnowFat (as used in this Section 2, “KnowFat” refers to KnowFat Franchise Company, Inc. and its subsidiaries) contained in this Section 2 are true and correct as of the date of this Agreement and KnowFat covenants as follows, as applicable.

(a) The Memorandum has been prepared by KnowFat, in conformity with all applicable laws, and is in compliance with Regulation D, Regulation S and Section 4(2) of the Act and the requirements of all other rules and regulations (the “Regulations”) of the SEC relating to offerings of the type contemplated by the Offering, and the applicable securities laws and the rules and regulations of those jurisdictions wherein the Placement Agent notifies KnowFat that the Units are to be offered and sold excluding any foreign jurisdictions. The Units will be offered and sold pursuant to the registration exemption provided by Regulation D, Regulation S and Section 4(2) of the Act as a transaction not involving a public offering and the requirements of any other applicable state securities laws and the respective rules and regulations thereunder in those United States jurisdictions in which the Placement Agent notifies KnowFat that the Units are being offered for sale. None of KnowFat, its affiliates, or any person acting on its or their behalf (other than the Placement Agent, its affiliates or any person acting on its behalf, in respect of which no representation is made) has taken nor will it take any action that conflicts with the conditions and requirements of, or that would make unavailable with respect to the Offering, the exemption(s) from registration available pursuant to Rule 506 of Regulation D, Rule 903 of Regulation S or Section 4(2) of the Act, or knows of any reason why any such exemption would be otherwise unavailable to it (including, without limitation, any Directed Selling Efforts (as such term is defined in Regulation S)). None of KnowFat, its predecessors or affiliates has been subject to any order, judgment or decree of any court of competent jurisdiction temporarily, preliminarily or permanently enjoining such person for failing to comply with Section 503 of Regulation D. KnowFat has not, for a period of six months prior to the commencement of the offering of Units, sold, offered for sale or solicited any offer to buy any of its securities in a manner that would be integrated with the offer and sale of the Units pursuant to this Agreement, would cause the exemption from registration set forth in Rule 506 of Regulation D to become unavailable with respect to the offer and sale of the Units pursuant to this Agreement in the United States or to, by or for the benefit or account of, U.S. Persons, or would cause the exclusion from registration provided by Rule 903 of Regulation S to become unavailable for offers and sales of the Units pursuant to this Agreement outside the United States to non-U.S. Persons.

(b) The Memorandum does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading: provided, however, the foregoing does not apply to any statements or omissions made solely in reliance on and in conformity with written information furnished to KnowFat by the Placement Agent specifically for use in the preparation thereof. To the knowledge of KnowFat, none of the statements, documents, certificates or other items made, prepared or supplied by KnowFat with respect to the transactions contemplated hereby contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein not misleading in light of the circumstances in which they were made. There is no fact which KnowFat has not disclosed in the Memorandum and of which KnowFat is aware that materially adversely affects or that could reasonably be expected to have a material adverse effect on the (i) assets, liabilities, results of operations, condition (financial or otherwise), business or business prospects of KnowFat or (ii) ability of KnowFat to perform its obligations under this Agreement (“KF Material Adverse Effect”). Notwithstanding anything to the contrary herein, KnowFat makes no representation or warranty with respect to any estimates, projections and other forecasts and plans (including the reasonableness of the assumptions underlying such estimates, projections and other forecasts and plans) that may have been delivered to the Placement Agent or its representatives, except that such estimates, projections and other forecasts and plans have been prepared in good faith on the basis of assumptions stated therein, which assumptions were believed to be reasonable at the time of such preparation.

(c) KnowFat has all requisite corporate power and authority to conduct its business as presently conducted and as proposed to be conducted (as described in the Memorandum), to enter into and perform its obligations under this Agreement, and the other agreements contemplated hereby (this Agreement and the other agreements contemplated hereby that KnowFat is executing and delivering hereunder are collectively referred to herein as the “KnowFat Transaction Documents”). Prior to the First Closing, as defined herein, each of the KnowFat Transaction Documents (other than this Agreement, which has already been authorized) will have been duly authorized. This Agreement has been duly authorized, executed and delivered and constitutes, and each of the other KnowFat Transaction Documents, upon due execution and delivery, will constitute, valid and binding obligations of KnowFat, enforceable against KnowFat in accordance with their respective terms (i) except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect related to laws affecting creditors’ rights generally, including the effect of statutory and other laws regarding fraudulent conveyances and preferential transfers, and except that no representation is made herein regarding the enforceability of KnowFat’s obligations to provide indemnification and contribution remedies under the securities laws and (ii) subject to the limitations imposed by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(d) None of the execution and delivery of or performance by KnowFat under this Agreement or any of the other Know Fat Transaction Documents or the consummation of the transactions herein or therein contemplated conflicts with or violates, or will result in the creation or imposition of, any lien, charge or other encumbrance upon any of the assets of KnowFat under any agreement or other instrument to which KnowFat is a party or by which KnowFat or its assets may be bound, or any term of the certificate of incorporation or by-laws of KnowFat, or any license, permit, judgment, decree, order, statute, rule or regulation applicable to KnowFat or any of its assets, except in the case of a conflict, violation, lien, charge or other encumbrance (except with respect to KnowFat’s certificate of incorporation or by-laws) which would not, or could not reasonably be expected to, have a KF Material Adverse Effect.

(e) KnowFat’s financial statements, together with the related notes, if any, included in the Memorandum, present fairly, in all material respects, the financial position of KnowFat as of the dates specified and the results of operations for the periods covered thereby. Such financial statements and related notes were prepared in accordance with United States generally accepted accounting principles applied on a consistent basis throughout the periods indicated, except that the unaudited financial statements omit full notes, and except for normal year end adjustments. Except as set forth in such financial statements or otherwise disclosed in the Memorandum, KnowFat has no known material liabilities of any kind, whether accrued, absolute or contingent, or otherwise, and subsequent to the date of the Memorandum and prior to the date of the First Closing?] it shall not enter into any material transactions or commitments without promptly thereafter notifying the Placement Agent in writing of any such material transaction or commitment. The other financial and statistical information with respect to KnowFat and any pro forma information and related notes included in the Memorandum present fairly the information shown therein on a basis consistent with the financial statements of KnowFat included in the Memorandum. KnowFat does not know of any facts, circumstances or conditions which could materially adversely affect its operations, earnings or prospects that have not been fully disclosed in the Memorandum.

(f) The conduct of business by KnowFat as presently and proposed to be conducted is not subject to continuing oversight, supervision, regulation or examination by any governmental official or body of the United States, or any other jurisdiction wherein KnowFat conducts or proposes to conduct such business, except as described in the Memorandum and except as such regulation is applicable to commercial enterprises generally. KnowFat has obtained all material licenses, permits and other governmental authorizations necessary to conduct its business as presently conducted. KnowFat has not received any notice of any violation of, or noncompliance with, any federal, state, local or foreign laws, ordinances, regulations and orders (including, without limitation, those relating to environmental protection, occupational safety and health, securities laws, equal employment opportunity, consumer protection, credit reporting, “truth-in-lending”, and warranties and trade practices) applicable to its business, the violation of, or noncompliance with, would have a KF Material Adverse Effect, and KnowFat knows of no facts or set of circumstances which could give rise to such a notice.

(g) No default by KnowFat or, to the knowledge of KnowFat, any other party, exists in the due performance under any material agreement to which KnowFat is a party or to which any of its assets is subject (collectively, the “KnowFat Agreements”). The KnowFat Agreements disclosed in the Memorandum are the only material agreements to which KnowFat is bound or by which its assets are subject, are accurately described in the Memorandum and are in full force and effect in accordance with their respective terms, subject to any applicable bankruptcy, insolvency or other laws affecting the rights of creditors generally and to general equitable principles and the availability of specific performance.

(h) Subsequent to the respective dates as of which information is given in the Memorandum, KnowFat has operated its business in the ordinary course and, except as may otherwise be set forth in the Memorandum, there has been no: (i) KF Material Adverse Effect; (ii) transaction otherwise than in the ordinary course of business consistent with past practice; (iii) issuance of any securities (debt or equity) or any rights to acquire any such securities other than pursuant to equity incentive plans approved by its Board of Directors; (iv) damage, loss or destruction, whether or not covered by insurance, with respect to any asset or property of KnowFat; or (v) agreement to permit any of the foregoing.

(i) Except as set forth in the Memorandum, there are no actions, suits, claims, hearings or proceedings pending before any court or governmental authority or, to the knowledge of KnowFat, threatened, against KnowFat, or involving its assets or any of its officers or directors (in their capacity as such) which, if determined adversely to KnowFat or such officer or director, could reasonably be expected to have a KF Material Adverse Effect or adversely affect the transactions contemplated by this Agreement or the Merger Agreement (as hereinafter defined) or the enforceability thereof.

(j) KnowFat is not: (i) in violation of its Certificate of Incorporation or By-laws; (ii) in default of any indenture, mortgage, deed of trust, note or other agreement or instrument to which KnowFat is a party or by which it is or may be bound or to which any of its assets may be subject, the default of which could reasonably be expected to have a KF Material Adverse Effect; (iii) in violation of any statute, rule or regulation applicable to KnowFat, the violation of which would have a KF Material Adverse Effect; or (iv) in violation of any judgment, decree or order of any court or governmental body having jurisdiction over KnowFat and specifically naming KnowFat, which violation or violations individually, or in the aggregate, could reasonably be expected to have a KF Material Adverse Effect.

(k) Except as disclosed in the Memorandum, as of the date of this Agreement, no current or former stockholder, director, officer or employee of KnowFat, nor, to the knowledge of KnowFat, any affiliate of any such person is presently, directly or indirectly through his affiliation with any other person or entity, a party to any loan from KnowFat or any other transaction (other than as an employee) with KnowFat providing for the furnishing of services by, or rental of any personal property from, or otherwise requiring cash payments to any such person.

(l) KnowFat is not obligated to pay, and has not obligated the Placement Agent to pay, a finder’s or origination fee in connection with the Offering (other than to the Placement Agent), and hereby agrees to indemnify the Placement Agent from any such claim made by any other person as more fully set forth in Section 8 hereof. KnowFat has not offered for sale or solicited offers to purchase the Units except for negotiations with the Placement Agent.

(m) Until the earlier of (i) the Termination Date and (ii) the Final Closing (as hereinafter defined), KnowFat will not issue any press release, grant any interview, or otherwise communicate with the media in any manner whatsoever with respect to the Offering without the Placement Agent’s prior written consent, which consent will not unreasonably be withheld or delayed.

(n) For the benefit of the Placement Agent, KnowFat hereby incorporates by reference all of the representations and warranties contained in Article II, and its covenants contained in Article IV, of that certain Agreement and Plan of Merger and Reorganization to be entered into prior to the Closing by and among Pubco, KnowFat and KnowFat Acquisition Corp. (the “Merger Agreement”), in each case with the same force and effect as if specifically set forth herein.

(o) No representation or warranty contained in Section 2 of this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein not misleading in the context of such representations and warranties.

2A. Representations, Warranties and Covenants of Pubco. The representations and warranties of Pubco (as used in this Section 2A, “Pubco” refers to UFood Restaurant Group, Inc. and its subsidiaries) contained in this Section 2A are true and correct as of the date of this Agreement.

(a) The Memorandum has been prepared by Pubco, in conformity with all applicable laws, and is in compliance with Regulation D, the Act and the requirements of all other Regulations of the SEC relating to offerings of the type contemplated by the Offering, and the applicable securities laws and the rules and regulations of those jurisdictions wherein the Placement Agent notifies Pubco that the Units are to be offered and sold excluding any foreign jurisdictions. The Units will be offered and sold pursuant to the registration exemptions provided by Regulation D, Regulation S and Section 4(2) of the Act as a transaction not involving a public offering and the requirements of any other applicable state securities laws and the respective rules and regulations thereunder in those United States jurisdictions in which the Placement Agent notifies Pubco that the Units are being offered for sale. None of Pubco, its affiliates, or any person acting on its or their behalf (other than the Placement Agent, its affiliates or any person acting on its behalf, in respect of which no representation is made) has taken nor will it take any action that conflicts with the conditions and requirements of, or that would make unavailable with respect to the Offering, the exemption(s) from registration available pursuant to Rule 506 of Regulation D, Rule 903 of Regulation S or Section 4(2) of the Act, or knows of any reason why any such exemption would be otherwise unavailable to it (including, without limitation, any Directed Selling Efforts (as such term is defined in Regulation S)). None of Pubco, its predecessors or affiliates has been subject to any order, judgment or decree of any court of competent jurisdiction temporarily, preliminarily or permanently enjoining such person for failing to comply with Section 503 of Regulation D. Pubco has not, for a period of six months prior to the commencement of the offering of Units, sold, offered for sale or solicited any offer to buy any of its securities in a manner that would be integrated with the offer and sale of the Units pursuant to this Agreement, would cause the exemption from registration set forth in Rule 506 of Regulation D to become unavailable with respect to the offer and sale of the Units pursuant to this Agreement in the United States or to, by or for the benefit or account of, U.S. Persons, or would cause the exclusion from registration provided by Rule 903 of Regulation S to become unavailable for offers and sales of the Units pursuant to this Agreement outside the United States to non-U.S. Persons.

(b) As to Pubco only, the Memorandum does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading: provided, however, the foregoing does not apply to any statements or omissions made solely in reliance on and in conformity with written information furnished to Pubco by the Placement Agent specifically for use in the preparation thereof. To the knowledge of Pubco, none of the statements, documents, certificates or other items made, prepared or supplied by Pubco with respect to the transactions contemplated hereby contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein not misleading in light of the circumstances in which they were made. There is no fact which Pubco has not disclosed in the Memorandum and of which Pubco is aware that materially adversely affects or that could reasonably be expected to have a material adverse effect on the prospects, condition (financial or otherwise), operations or assets of Pubco (a “Pubco Material Adverse Effect”). Notwithstanding anything to the contrary herein, Pubco makes no representation or warranty with respect to any estimates, projections and other forecasts and plans (including the reasonableness of the assumptions underlying such estimates, projections and other forecasts and plans) that may have been delivered to the Placement Agent or its representatives, except that such estimates, projections and other forecasts and plans have been prepared in good faith on the basis of assumptions stated therein, which assumptions were believed to be reasonable at the time of such preparation.

(c) Pubco has all requisite corporate power and authority to conduct its business as presently conducted and as proposed to be conducted (as described in the Memorandum), to enter into and perform its obligations under this Agreement, the Subscription Agreement substantially in the form of Annex A to the Memorandum (the “Subscription Agreement”), the Registration Rights Agreement substantially in the form of Annex B to the Memorandum (the “Registration Rights Agreement”), and the other agreements contemplated hereby (this Agreement, the Subscription Agreement, the Registration Rights Agreement and the other agreements contemplated hereby that Pubco is required to execute and deliver are collectively referred to herein as the “Pubco Transaction Documents”) and subject to necessary Board and stockholder approvals, to issue, sell and deliver the Units, the shares of Common Stock underlying the Units, and the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”), the Agent Warrants (as defined in Section 3(b)) and the Agent Warrant Shares (as defined in Section 3(b)). Prior to the First Closing, as defined herein, each of the Pubco Transaction Documents will have been duly authorized. This Agreement has been duly authorized, executed and delivered and constitutes, and each of the other Pubco Transaction Documents, upon due execution and delivery, will constitute, valid and binding obligations of Pubco, enforceable against Pubco in accordance with their respective terms (i) except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect related to laws affecting creditors’ rights generally, including the effect of statutory and other laws regarding fraudulent conveyances and preferential transfers, and except that no representation is made herein regarding the enforceability of Pubco’s obligations to provide indemnification and contribution remedies under the securities laws and (ii) subject to the limitations imposed by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(d) None of the execution and delivery of, or performance by Pubco under this Agreement or any of the other Pubco Transaction Documents or the consummation of the transactions herein or therein contemplated conflicts with or violates, or will result in the creation or imposition of, any lien, charge or other encumbrance upon any of the assets of Pubco under any agreement or other instrument to which Pubco is a party or by which Pubco or its assets may be bound, or any term of the certificate of incorporation or by-laws of Pubco, or any license, permit, judgment, decree, order, statute, rule or regulation applicable to Pubco or any of its assets, except in the case of a conflict, violation, lien, charge or other encumbrance (except with respect to Pubco’s certificate of incorporation or by-laws) which would not, or could not reasonably be expected to, have a Pubco Material Adverse Effect.

(e) As of the date of the First Closing, Pubco will have the authorized and outstanding capital stock as set forth under the heading “Capitalization” in the Memorandum. All outstanding shares of capital stock of Pubco are duly authorized, validly issued and outstanding, fully paid and nonassessable. Except as described in the Memorandum, as of the date of the First Closing: (i) there will be no outstanding options, stock subscription agreements, warrants or other rights permitting or requiring Pubco or others to purchase or acquire any shares of capital stock or other equity securities of Pubco or to pay any dividend or make any other distribution in respect thereof; (ii) there will be no securities issued or outstanding which are convertible into or exchangeable for any of the foregoing and there are no contracts, commitments or understandings, whether or not in writing, to issue or grant any such option, warrant, right or convertible or exchangeable security; (iii) no shares of stock or other securities of Pubco are reserved for issuance for any purpose; (iv) there will be no voting trusts or other contracts, commitments, understandings, arrangements or restrictions of any kind with respect to the ownership, voting or transfer of shares of stock or other securities of Pubco, including, without limitation, any preemptive rights, rights of first refusal, proxies or similar rights, and (v) no person holds a right to require Pubco to register any securities of Pubco under the Act or to participate in any such registration. As of the date of the First Closing, the issued and outstanding shares of capital stock of Pubco will conform in all material respects to all statements in relation thereto contained in the Memorandum and the Memorandum describes all material terms and conditions thereof. All issuances by Pubco of its securities have been, at the times of their issuance, exempt from registration under the Act and any applicable state securities laws.

(f) Immediately prior to the First Closing, the shares of Common Stock underlying the Units, the Warrants, the Warrant Shares, the Agent Warrants and the Agent Warrant Shares will have been duly authorized and, when issued and delivered against payment therefor as provided in the Pubco Transaction Documents, will be validly issued, fully paid and nonassessable. No holder of any of the shares of Common Stock underlying the Units, the Warrants, the Warrant Shares, the Agent Warrants or the Agent Warrant Shares will be subject to personal liability solely by reason of being such a holder, and except as described in the Memorandum, none of the shares of Common Stock underlying the Units, the Warrants, the Warrant Shares, the Agent Warrants or the Agent Warrant Shares are subject to preemptive or similar rights of any stockholder or security holder of Pubco or an adjustment under the antidilution or exercise rights of any holders of any outstanding shares of capital stock, options, warrants or other rights to acquire any securities of Pubco. Immediately prior to the First Closing, a sufficient number of authorized but unissued shares of Common Stock will have been reserved for issuance upon the exercise of the Warrants and the Agent Warrants.

(g) No consent, authorization or filing of or with any court or governmental authority is required in connection with the issuance or the consummation of the transactions contemplated herein or in the other Pubco Transaction Documents, except for required filings with the SEC and the applicable state securities commissions relating specifically to the Offering (all of which filings will be duly made by, or on behalf of, Pubco), other than those which are required to be made after the First Closing (all of which will be duly made on a timely basis).

(h) Subsequent to the respective dates as of which information is given in the Memorandum, Pubco has operated its business in the ordinary course and, except as may otherwise be set forth in the Memorandum, there has been no: (i) Pubco Material Adverse Effect; (ii) transaction otherwise than in the ordinary course of business consistent with past practice; (iii) issuance of any securities (debt or equity) or any rights to acquire any such securities other than pursuant to equity incentive plans approved by its Board of Directors; (iv) damage, loss or destruction, whether or not covered by insurance, with respect to any asset or property of Pubco; or (v) agreement to permit any of the foregoing.

(i) Except as set forth in the Memorandum, there are no actions, suits, claims, hearings or proceedings pending before any court or governmental authority or, to the knowledge of Pubco, threatened, against Pubco, or involving its assets or any of its officers or directors (in their capacity as such) which, if determined adversely to Pubco or such officer or director, could not reasonably be expected to have a Pubco Material Adverse Effect or adversely affect the transactions contemplated by this Agreement or the Merger Agreement or the enforceability thereof.

(j) Pubco is not obligated to pay, and has not obligated the Placement Agent to pay, a finder’s or origination fee in connection with the Offering (other than to the Placement Agent), and hereby agrees to indemnify the Placement Agent from any such claim made by any other person as more fully set forth in Section 8 hereof. Pubco has not offered for sale or solicited offers to purchase the Units except for negotiations with the Placement Agent. Except as set forth in the Memorandum, no other person has any right to participate in any offer, sale or distribution of Pubco’s securities to which the Placement Agent’s rights, described herein, shall apply.

(k) Neither the sale of the Units by Pubco nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto. Without limiting the foregoing, Pubco is not (a) a person whose property or interests in property are blocked pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) or (b) a person who engages in any dealings or transactions, or be otherwise associated, with any such person. Pubco and its subsidiaries, if any, are in compliance, in all material respects, with the USA Patriot Act of 2001 (signed into law October 26, 2001).

(l) Until the earlier of (i) the Termination Date and (ii) the Final Closing (as hereinafter defined), Pubco will not issue any press release, grant any interview, or otherwise communicate with the media in any manner whatsoever with respect to the Offering without the Placement Agent’s prior written consent, which consent will not unreasonably be withheld or delayed.

(m) For the benefit of the Placement Agent, Pubco hereby incorporates by reference all of the representations and warranties contained in Article III, and its covenants contained in Article IV, of the Merger Agreement, in each case with the same force and effect as if specifically set forth herein

2B. Representations, Warranties and Covenants of Placement Agent. The Placement Agent hereby represents and warrants to the Company that the following representations and warranties are true and correct as of the date of this Agreement:

(a) The Placement Agent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to enter into this Agreement and to carry out and perform its obligations under the terms of this Agreement.

(b) This Agreement has been duly authorized, executed and delivered by the Placement Agent, and upon due execution and delivery by the Company, this Agreement will be a valid and binding agreement of the Placement Agent enforceable against it in accordance with its terms, except as may be limited by principles of public policy and, as to enforceability, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditor’s rights from time to time in effect and subject to general equity principles.

(c) The Placement Agent is a member of FINRA and is registered as a broker-dealer under the Exchange Act (as defined below), and under the securities acts of each state into which it is making offers or sales of the Units. None of the Placement Agent or its affiliates, or any person acting on behalf of the foregoing (other than Pubco, KnowFat, its or their affiliates or any person acting on its or their behalf, in respect of which no representation is made) has taken nor will it take any action that conflicts with the conditions and requirements of, or that would make unavailable with respect to the Offering, the exemption(s) from registration available pursuant to Rule 506 of Regulation D, Rule 903 of Regulation S or Section 4(2) of the Act, or knows of any reason why any such exemption would be otherwise unavailable to it.

(d) None of the Placement Agent or its affiliates, or any person acting on behalf of the foregoing, has engaged or will engage in any Directed Selling Efforts (as such term is defined in Regulation S).

(e) Any offer or solicitation of an offer to buy Units made by the Placement Agent or its affiliates, or any person acting on behalf of the foregoing, in reliance on Rule 903 of Regulation S and in reliance upon similar exemptions from registration available under applicable state securities laws, was made outside of the United States exclusively to persons or entities that were, and are at the time of the delivery of the Units, not a U.S. Person (as such term is defined in Regulation S) and were, and are at the time of the delivery of the Units, not acting for the account or benefit of a person in the United States or a U.S. Person.

3. Placement Agent Compensation.

(a) In connection with the Offering, the Company will pay a cash fee (the “Agent Cash Fee”) to the Placement Agent at each Closing equal to 10% of the gross proceeds from the sale of the Units consummated at such Closing. The Agent Fee shall not be paid on the conversion of Pubco Notes (as defined in the Memorandum) into Units as contemplated in the Offering.

(b) As additional compensation at each Closing the Company will issue to the Placement Agent (or its designee(s)) for nominal consideration, warrants (the “Agent Warrants;” the Agent Cash Fee and Agent Warrants are sometimes referred to herein collectively as “Agent Compensation”) to purchase shares of Common Stock (the shares of Common Stock issuable upon exercise of the Agent Warrants are hereinafter referred to as the “Agent Warrant Shares” and the Agent Warrants and the Agent Warrant Shares are collectively referred to as the “Agent Securities”). The Agent Warrants shall be exercisable for that number of shares of Common Stock equaling 20% of the Units sold in the Offering and shall have an exercise price equal to the offering price of the Units. The Agent’s Warrants shall be exercisable until the date that is seven (7) years after issuance and shall contain customary weighted average anti-dilution price protection provisions and immediate cashless exercise provisions.

(c) At Closing, the Company will pay the Placement Agent a non-accountable expense allowance not to exceed Two Hundred Twenty Five Thousand Dollars ($225,000), which shall be paid at the First Closing (the “Agent Expense Allowance”).

(d) The Company shall also pay and issue to the Placement Agent the Agent Compensation calculated according to the percentages set forth in Sections 3(a) and (b) of this Agreement, if any person or entity contacted by the Placement Agent in connection with the Offering invests in the Company (the “Post-Closing Investors”) at any time prior to the date that is twelve (12) months after the Termination Date or the Final Closing, whichever is applicable, regardless of whether such Post-Closing Investor purchased Units in the Offering. If an event or transaction shall occur that would entitle the Placement Agent to receive both the Agent Compensation and the Finder’s Fee (as such term is defined below), then the Placement Agent shall have the right to elect which fee it shall receive in full satisfaction of the Company’s obligations pursuant to this Section 3(d) and the Finder’s Agreement, as described in Section 3(e) below. In that regard, the Placement Agent shall provide a written list of all investors that it contacted in connection with the Offering within 20 business days of the later to occur of the Termination Date or the Final Closing.

(e) At the First Closing, the Company and the Placement Agent shall enter into a non-exclusive Finder’s Fee Agreement (the “Finder’s Agreement”), which will provide that, during the five-year period following the later of the Termination Date or the First Closing, if the Company or any of its affiliates shall enter into any of the transactions enumerated in the Finder’s Agreement with any party introduced to the Company by the Placement Agent, directly or indirectly, then the Company shall pay or cause to be paid to the Placement Agent a cash finder’s fee (the “Finder’s Fee”) payable in cash at the closing of such transaction, equal to 7% of the first $1 million of consideration paid by or to the Company, plus 6% of the next $1 million of consideration paid by or to the Company, plus 5% of the next $5 million of the consideration paid by or to the Company, plus 4% of the next $1 million paid by or to the Company, plus 3% of the next $1 million paid by or to the Company, plus 2.5% of any consideration paid by or to the Company in excess of $9 million; provided, however, that the Placement Agent will not be entitled to a finder's fee for any Significant Corporate Transaction entered into with any party with whom the Company had a pre-existing relationship prior to the date of any proposed introduction and who was not introduced to the Company by the Placement Agent. In addition, the Company must agree to have the Placement Agent facilitate any proposed introduction in advance in order for the Placement Agent to be entitled to a finder's fee. A "Significant Corporate Transaction" shall include mergers, acquisitions, joint ventures and any other business combination consummated by the Company.

(f) To the extent there is more than one Closing, payment of the proportional amount of the Agent Cash Fee will be made out of the proceeds of subscriptions for the Units sold at each Closing and Agent Warrants shall be issued at each Closing.

4. Subscription and Closing Procedures.

(a) KnowFat and Pubco shall cause to be delivered to the Placement Agent copies of the Memorandum and has consented, and hereby consents, to the use of such copies for the purposes permitted by the Act and applicable securities laws and in accordance with the terms and conditions of this Agreement, and hereby authorizes the Placement Agent and its agents and employees to use the Memorandum in connection with the sale of the Units until the earlier of (i) the Termination Date or (ii) the Final Closing, and no person or entity is or will be authorized to give any information or make any representations other than those contained in the Memorandum or to use any offering materials other than those contained in the Memorandum in connection with the sale of the Units.

(b) KnowFat and Pubco shall make available to the Placement Agent and its representatives such information as may be reasonably requested in making a reasonable investigation of KnowFat and Pubco and their respective affairs and shall provide access to such employees during normal business hours as shall be reasonably requested by the Placement Agent.

(c) Each prospective purchaser will be required to complete and execute two (2) original omnibus signature pages, for each of the Subscription Agreement and the Registration Rights Agreement (the “Subscription Documents”), which will be forwarded or delivered to the Placement Agent at the Placement Agent’s offices at the address set forth in Section 12 hereof, together with the subscriber’s check or other good funds in the full amount of the purchase price for the number of Units desired to be purchased.

(d) All funds for subscriptions received from the Offering will be promptly forwarded by the Placement Agent and deposited into a non-interest bearing escrow account (the “Escrow Account”) established for such purpose with Signature Bank (the “Escrow Agent”). All such funds for subscriptions will be held in the Escrow Account pursuant to the terms of an escrow agreement among Pubco, the Placement Agent and the Escrow Agent. The Company will pay all fees related to the establishment and maintenance of the Escrow Account. Subject to the receipt of subscriptions for the Minimum Amount, the Company will either accept or reject, for any or no reason, the Subscription Documents in a timely fashion and at each Closing will countersign the Subscription Documents and provide duplicate copies of such documents to the Placement Agent for distribution to the subscribers. The Company will give notice to the Placement Agent of its acceptance of each subscription. The Company, or the Placement Agent on the Company’s behalf, will promptly return to subscribers incomplete, improperly completed, improperly executed and rejected subscriptions and give written notice thereof to the Placement Agent upon such return.

(e) If subscriptions for at least the Minimum Amount have been accepted prior to the Termination Date, the funds therefor have been collected by the Escrow Agent and all of the conditions set forth elsewhere in this Agreement are fulfilled, a closing shall be held promptly with respect to Units sold (the “First Closing”). Thereafter, the remaining Units will continue to be offered and sold until the Termination Date. Additional closings (“Closings”) may from time to time be conducted at times mutually agreed to between the Placement Agent and the Company with respect to additional Units sold, with the final closing (“Final Closing”) to occur within 10 days after the earlier of the Termination Date and the date on which the Maximum Amount has been subscribed for. Delivery of payment for the accepted subscriptions for Units from the funds held in the Escrow Account will be made at each Closing at the Placement Agent’s offices against delivery of the Units by the Company at the address set forth in Section 12 hereof (or at such other place as may be mutually agreed upon between the Company and the Placement Agent), net of amounts due to the Placement Agent and its Blue Sky counsel as of such Closing. Executed certificates for the shares of Common Stock and Warrants constituting the Units and the Agent’s Warrants will be in such authorized denominations and registered in such names as the Placement Agent may request on or before the date of each Closing (“Closing Date”), and will be made available to the Placement Agent for checking and packaging at the Placement Agent’s office at each Closing.

(f) If Subscription Documents for the Minimum Amount have not been received and accepted by the Company on or before the Termination Date for any reason, the Offering will be terminated, no Units will be sold, and the Escrow Agent will, at the request of the Placement Agent, cause all monies received from subscribers for the Units to be promptly returned to such subscribers without interest, penalty, expense or deduction.

5. Further Covenants. KnowFat and Pubco hereby covenant and agree that:

(a) Except upon prior written notice to the Placement Agent, neither KnowFat nor Pubco shall, at any time prior to the Final Closing, knowingly take any action which would cause any of the representations and warranties made by it in this Agreement not to be complete and correct in all material respects on and as of each Closing Date with the same force and effect as if such representations and warranties had been made on and as of each such date (except to the extent any representation or warranty relates to an earlier date).

(b) If, at any time prior to the Final Closing, any event shall occur that causes (i) a KF Material Adverse Effect or (ii) a Pubco Material Adverse Effect, either of which as a result it becomes necessary to amend or supplement the Memorandum so that the representations and warranties herein remain true and correct in all material respects, or in case it shall be necessary to amend or supplement the Memorandum to comply with Regulation D or any other applicable securities laws or regulations, either KnowFat or Pubco, as applicable, will promptly notify the Placement Agent and shall, at its sole cost, prepare and furnish to the Placement Agent copies of appropriate amendments and/or supplements in such quantities as the Placement Agent may reasonably request. Neither KnowFat nor Pubco will at any time before the Final Closing prepare or use any amendment or supplement to the Memorandum of which the Placement Agent will not previously have been advised and furnished with a copy, or which is not in compliance in all material respects with the Act and other applicable securities laws. As soon as KnowFat or Pubco is advised thereof, KnowFat or Pubco, as applicable, will advise the Placement Agent and its counsel, and confirm the advice in writing, of any order preventing or suspending the use of the Memorandum, or the suspension of any exemption for such qualification or registration thereof for offering in any jurisdiction, or of the institution or threatened institution of any proceedings for any of such purposes, and KnowFat and Pubco, as applicable, will use their best efforts to prevent the issuance of any such order and, if issued, to obtain as soon as reasonably possible the lifting thereof.

(c) KnowFat and Pubco shall comply with the Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder, all applicable state securities laws and the rules and regulations thereunder in the states in which Placement Agent's Blue Sky counsel has advised the Placement Agent, KnowFat and/or Pubco that the Units are qualified or registered for sale or exempt from such qualification or registration, so as to permit the continuance of the sales of the Units, and will file or cause to be filed with the SEC, and shall promptly thereafter forward or cause to be forwarded to the Placement Agent, any and all reports on Form D as are required.

(d) Pubco shall use best efforts to qualify the Units for sale under the securities laws of such jurisdictions in the United States as may be mutually agreed to by KnowFat, Pubco and the Placement Agent, and Pubco will make or cause to be made such applications and furnish information as may be required for such purposes, provided that Pubco will not be required to qualify as a foreign corporation in any jurisdiction or execute a general consent to service of process. Pubco will, from time to time, prepare and file such statements and reports as are or may be required to continue such qualifications in effect for so long a period as the Placement Agent may reasonably request with respect to the Offering.

(e) The Company shall place a legend on the certificates representing the Shares, Warrants and the Agent Warrants that the securities evidenced thereby have not been registered under the Act or applicable state securities laws, setting forth or referring to the applicable restrictions on transferability and sale of such securities under the Act and applicable state laws.

(f) The Company shall apply the net proceeds from the sale of the Units for the purposes substantially as described under the “Use of Proceeds” section of the Memorandum. Except as set forth in the Memorandum, the Company shall not use any of the net proceeds of the Offering to repay indebtedness to officers (other than accrued salaries incurred in the ordinary course of business), directors or stockholders of the Company without the prior written consent of the Placement Agent.

(g) During the Offering Period, KnowFat or Pubco, as applicable, shall afford each prospective purchaser of Units the opportunity to ask questions of and receive answers from an officer of KnowFat or Pubco concerning the terms and conditions of the Offering and the opportunity to obtain such other additional information necessary to verify the accuracy of the Memorandum to the extent KnowFat or Pubco possesses such information or can acquire it without unreasonable expense.

(h) Except with the prior written consent of the Placement Agent, KnowFat and Pubco shall not, at any time prior to the earlier of the Final Closing or the Termination Date, except as contemplated by the Memorandum (i) engage in or commit to engage in any transaction outside the ordinary course of business as described in the Memorandum, (ii) issue, agree to issue or set aside for issuance any securities (debt or equity) or any rights to acquire any such securities, (iii) incur, outside the ordinary course of business, any material indebtedness, (iv) dispose of any material assets, (v) make any material acquisition or (vi) change its business or operations.

(i) The Company shall pay all reasonable expenses incurred in connection with the preparation and printing of all necessary offering documents and instruments related to the Offering and the issuance of the Shares, the Warrants and the Agent Warrants and will also pay the Company's own expenses for accounting fees, legal fees and other costs involved with the Offering. The Company will provide at its own expense such quantities of the Memorandum and other documents and instruments relating to the Offering as the Placement Agent may reasonably request. In addition, the Company shall pay all filing fees, costs and legal fees for Blue Sky services and related filings and expenses of the Placement Agent’s counsel with respect to Blue Sky exemptions not to exceed $15,000 for legal fees (exclusive of filing fees, costs and disbursements), $7,500 of which shall be paid to the Placement Agent’s counsel by KnowFat upon execution of this Agreement for legal fees in connection with obtaining Blue Sky exemptions and additional amounts, if any, which shall be paid at any Closing, as applicable. The Blue Sky filings shall be prepared by the Placement Agent’s counsel for the Company’s account. Further, as promptly as practicable after the Closing, the Company shall prepare, at its own expense, velobound "closing binders" relating to the Offering and will distribute such binders to the individuals designated by counsel to the Placement Agent.

(j) Until the earlier of the Termination Date or the Final Closing , neither KnowFat nor Pubco nor any person or entity acting on such persons’ behalf will negotiate with any other placement agent or underwriter with respect to a private or public offering of such entity’s debt or equity securities. Neither KnowFat nor Pubco nor anyone acting on such persons’ behalf will, until the earlier of the Termination Date or the Final Closing, without the prior written consent of the Placement Agent, offer for sale to, or solicit offers to subscribe for Shares from, or otherwise approach or negotiate in respect thereof with, any other person.

(k) Effective with the First Closing, Placement Agent shall have a right of first negotiation (“Right of Negotiation”) to act as lead placement agent on any subsequent private placement of the Company's securities for a period of three years from such effectiveness.

(l) Effective with the First Closing, the Company will, at Placement Agent’s option and if so requested by Placement Agent, recommend and use its best efforts to elect one designee of Placement Agent, at the option of Placement Agent, as a member of its Board of Directors; such designee, if elected or appointed, shall attend meetings of the Board and receive no more or less compensation than is paid to other non-management directors of the Company and shall be entitled to receive reimbursement for all reasonable costs incurred in attending such meetings including, but not limited to, food, lodging and transportation. To the extent permitted by law, the Company will agree to indemnify Placement Agent’s designee for the actions of such designee as a director of the Company. In the event the Company maintains a liability insurance policy affording coverage for the acts of its officers and directors, it will agree to include Placement Agent’s designee as an insured under such policy. If Placement Agent does not exercise its option to designate such member of the Company's Board of Directors, Placement Agent shall nonetheless have the right to send a representative (who need not be the same individual from meeting to meeting) to observe each meeting of the Board of Directors. The Company agrees to give Placement Agent notice of each such meeting (or copies of any consents in lieu of meetings) and to provide Placement Agent with an agenda and minutes of the meeting no later than it gives such notice and provides such items to the directors.

6. Conditions of Placement Agent’s Obligations. The obligations of the Placement Agent hereunder to effect a Closing are subject to the fulfillment, at or before each Closing, of the following additional conditions:

(a) Each of the representations and warranties made by KnowFat and Pubco qualified as to materiality shall be true and correct at all times prior to and on each Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and the representations and warranties made by KnowFat and Pubco not qualified as to materiality shall be true and correct in all material respects at all times prior to and on each Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.

(b) KnowFat and Pubco shall have performed and complied in all material respects with all agreements, covenants and conditions required to be performed and complied with by it at or before the Closing.

(c) The Memorandum did not, and as of the date of any amendment or supplement thereto will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) No order suspending the use of the Memorandum or enjoining the Offering or sale of the Units shall have been issued, and no proceedings for that purpose or a similar purpose shall have been initiated or pending, or, to the best of KnowFat’s and Pubco’ knowledge, be contemplated or threatened.

(e) The Placement Agent shall have received a certificate of the Chief Executive Officer of each of KnowFat and Pubco, dated as of the Closing Date, certifying, as to the fulfillment of the conditions set forth in subparagraphs (a), (b), (c) and (d) above.

(f) KnowFat and Pubco shall have delivered to the Placement Agent: (i) a good standing certificate dated as of a date within 10 days prior to the Closing Date from the secretary of state of its jurisdiction of incorporation; and (ii) resolutions of KnowFat's and Pubco's Board of Directors approving this Agreement and the transactions and agreements contemplated by this Agreement, the Merger Agreement and the Memorandum, certified by the Chief Executive Officer of KnowFat and Pubco, and (iii) resolutions of KnowFat's and KnowFat Acquisition Corp.’s shareholders approving the Merger Agreement and the transactions and agreements contemplated by the Merger Agreement.

(g) At each Closing, the Company shall pay and/or issue to the Placement Agent the Agent Compensation and Agent Expense Allowance earned in such Closing.

(h) KnowFat shall deliver to the Placement Agent a signed opinion of Robinson Cole, counsel to KnowFat, dated as of the Closing Date, substantially in the form annexed hereto as Exhibit A-1. Pubco shall deliver to the Placement Agent a signed opinion of Gottbetter & Partners, LLP, counsel to Pubco, dated as of the Closing Date, substantially in the form annexed hereto as Exhibit A-2.

(i) All proceedings taken at or prior to the Closing in connection with the authorization, issuance and sale of the Shares, the Warrants and the Agent Warrants will be reasonably satisfactory in form and substance to the Placement Agent and its counsel, and such counsel shall have been furnished with all such documents, certificates and opinions as it may reasonably request upon reasonable prior notice in connection with the transactions contemplated hereby.

(j) The Merger Agreement shall have been consummated.

(k) Lock-up agreements with all of the Company’s executive officers, directors and key employees, in form and substance reasonably acceptable to the Placement Agent and consistent with the terms set forth in the Memorandum, shall have been executed and delivered to the Placement Agent.

(l) If requested by the Placement Agent, a registration rights agreement, in form and substance reasonably acceptable to the Placement Agent, shall be executed and delivered by the Company, covering the Agent Warrant Shares.

7. Conditions of Pubco’s and KnowFat’s Obligations. The obligations of Pubco and KnowFat hereunder to effect a Closing are subject to each of the representations and warranties made by Placement Agent herein being true and correct as of each Closing Date.

7A. Mutual Condition. The obligations of the Placement Agent, KnowFat and Pubco hereunder are subject to the execution by each investor of a Subscription Agreement in form and substance acceptable to the Placement Agent and the Company.

8. Indemnification.

(a) Pubco and KnowFat jointly and severally will: (i) indemnify and hold harmless the Placement Agent, its agents and their respective officers, directors, employees, selected dealers and each person, if any, who controls the Placement Agent within the meaning of the Act and such agents (each an “Indemnitee” or a "Placement Agent Party") against, and pay or reimburse each Indemnitee for, any and all losses, claims, damages, liabilities or expenses whatsoever (or actions or proceedings or investigations in respect thereof), joint or several (which will, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys’ fees, including appeals), to which any Indemnitee may become subject (x) under the Act or otherwise, in connection with the offer and sale of the Units and (y) as a result of the breach of any representation, warranty or covenant made by either KnowFat or Pubco herein, regardless of whether such losses, claims, damages, liabilities or expenses shall result from any claim by any Indemnitee or by any third party; and (ii) reimburse each Indemnitee for any legal or other expenses reasonably incurred in connection with investigating or defending against any such loss, claim, action, proceeding or investigation; provided, however, that Pubco and KnowFat will not be liable in any such case to the extent that any such claim, damage or liability is finally judicially determined to have resulted exclusively from (A) an untrue statement or alleged untrue statement of a material fact made in the Memorandum, or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, made solely in reliance upon and in conformity with written information furnished to Pubco and/or KnowFat by the Placement Agent specifically for use in the Memorandum or (B) any violations by the Placement Agent of the Act or state securities laws which does not result from a violation thereof by KnowFat, Pubco, or any of their respective affiliates. In addition to the foregoing agreement to indemnify and reimburse, Pubco and KnowFat jointly and severally will indemnify and hold harmless each Indemnitee against any and all losses, claims, damages, liabilities or expenses whatsoever (or actions or proceedings or investigations in respect thereof), joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees, including appeals) to which any Indemnitee may become subject insofar as such costs, expenses, losses, claims, damages or liabilities arise out of or are based upon the claim of any person or entity that he or it is entitled to broker’s or finder’s fees from any Indemnitee in connection with the Offering, other than fees due to the Placement Agent. The foregoing indemnity agreements will be in addition to any liability Pubco and KnowFat may otherwise have.

(b) The Placement Agent will indemnify and hold harmless Pubco and KnowFat, their respective officers, directors, and each person, if any, who controls such entity within the meaning of the Act against, and pay or reimburse any such person for, any and all losses, claims, damages, liabilities or expenses whatsoever (or actions, proceedings or investigations in respect thereof) to which Pubco or KnowFat or any such person may become subject under the Act or otherwise, whether such losses, claims, damages, liabilities or expenses shall result from any claim of Pubco, KnowFat or any such person who controls Pubco or KnowFat within the meaning of the Act or by any third party, but only to the extent that such losses, claims, damages or liabilities are based upon any untrue statement or alleged untrue statement of any material fact contained in the Memorandum made in reliance upon and in conformity with information contained in the Memorandum relating to the Placement Agent, or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in either case, if made or omitted in reliance upon and in conformity with written information furnished to Pubco or KnowFat by the Placement Agent, specifically for use in the preparation thereof. The Placement Agent will reimburse the Company or any such person for any legal or other expenses reasonably incurred in connection with investigating or defending against any such loss, claim, damage, liability or action, proceeding or investigation to which such indemnity obligation applies. The foregoing indemnity agreements are in addition to any liability which the Placement Agent may otherwise have.

(c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, claim, proceeding or investigation (the “Action”), such indemnified party, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, will notify the indemnifying party of the commencement thereof, but the omission to so notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party under this Section 8 unless the indemnifying party has been substantially prejudiced by such omission. The indemnifying party will be entitled to participate in and, to the extent that it may wish, jointly with any other indemnifying party, to assume the defense thereof subject to the provisions herein stated, with counsel reasonably satisfactory to such indemnified party. The indemnified party will have the right to employ separate counsel in any such Action and to participate in the defense thereof, but the fees and expenses of such counsel will not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the Action with counsel reasonably satisfactory to the indemnified party, provided, however, that if the indemnified party shall be requested by the indemnifying party to participate in the defense thereof or shall have concluded in good faith and specifically notified the indemnifying party either that there may be specific defenses available to it that are different from or additional to those available to the indemnifying party or that such Action involves or could have a material adverse effect upon it with respect to matters beyond the scope of the indemnity agreements contained in this Agreement, then the counsel representing it, to the extent made necessary by such defenses, shall have the right to direct such defenses of such Action on its behalf and in such case the reasonable fees and expenses of such counsel in connection with any such participation or defenses shall be paid by the indemnifying party. No settlement of any Action against an indemnified party will be made without the consent of the indemnifying party and the indemnified party, which consent shall not be unreasonably withheld or delayed in light of all factors of importance to such party, and no indemnifying party shall be liable to indemnify any person for any settlement of any such claim effected without such indemnifying party’s consent.

9. Contribution. To provide for just and equitable contribution, if: (i) an indemnified party makes a claim for indemnification pursuant to Section 8 hereof and it is finally determined, by a judgment, order or decree not subject to further appeal that such claims for indemnification may not be enforced, even though this Agreement expressly provides for indemnification in such case; or (ii) any indemnified or indemnifying party seeks contribution under the Act, the Exchange Act, or otherwise, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Placement Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the Offering (before deducting expenses) received by the Company bear to the total Agent Cash Fees received by the Placement Agent. The relative fault, in the case of an untrue statement, alleged untrue statement, omission or alleged omission will be determined by, among other things, whether such statement, alleged statement, omission or alleged omission relates to information supplied by the Company or by the Placement Agent, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement, alleged statement, omission or alleged omission. The Company and the Placement Agent agree that it would be unjust and inequitable if the respective obligations of the Company and the Placement Agent for contribution were determined by pro rata allocation of the aggregate losses, liabilities, claims, damages and expenses or by any other method or allocation that does not reflect the equitable considerations referred to in this Section 9. No person guilty of a fraudulent misrepresentation (within the meaning of Section 10(f) of the Act) will be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person, if any, who controls the Placement Agent within the meaning of the Act will have the same rights to contribution as the Placement Agent, and each person, if any, who controls the Company within the meaning of the Act will have the same rights to contribution as the Company, subject in each case to the provisions of this Section 9. Anything in this Section 9 to the contrary notwithstanding, no party will be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 9 is intended to supersede, to the extent permitted by law, any right to contribution under the Act, the Exchange Act or otherwise available.

10. Termination.

(a) The Offering may be terminated by the Placement Agent at any time prior to the expiration of the Offering Period in the event that: (i) any of the representations, warranties or covenants of the KnowFat or Pubco contained herein or in the Memorandum shall prove to have been false or misleading in any material respect when actually made; (ii) KnowFat or Pubco shall have failed to perform any of its material obligations hereunder or under any other KnowFat Transaction Document, Pubco Transaction Document or any other transaction document; (iii) there shall occur any event, within the control of either KnowFat or Pubco, that could materially adversely affect the transactions contemplated hereunder or the ability of KnowFat or Pubco to perform hereunder; or (iv) the Placement Agent determines that it is reasonably likely that any of the conditions to Closing set forth herein will not, or cannot, be satisfied. In the event of any such termination by the Placement Agent pursuant to clauses (i), (ii) and (iii) of this Section 10(a), the Placement Agent shall be entitled to receive from the breaching party, within five (5) business days of the Termination Date, in addition to other rights and remedies it may have hereunder, at law or otherwise, an amount equal to the sum of: (x) the Agent Cash Fee calculated as if there had been a closing on the Minimum Amount, and (y) the Agent Expense Allowance (collectively, the “Termination Amount”).

(b) This Offering may be terminated by Pubco and KnowFat on a joint basis only at any time prior to the expiration of the Offering Period (i) in the event that the Placement Agent shall have failed to perform any of its material obligations hereunder, or (ii) on account of the Placement Agent’s fraud, illegal or willful misconduct or gross negligence. In the event of any such termination by Pubco, the Placement Agent shall not be entitled to any amounts whatsoever except (i) as may be due under any indemnity or contribution obligation provided herein or any other KnowFat Transaction Document or Pubco Transaction Document, at law or otherwise and (ii) it shall retain any Agent Compensation and Agent Expense Allowance received for Closings that occurred prior to the Termination Date.

(c) In the event Pubco or KnowFat unilaterally decides for any reason (other than pursuant to Section 10(b) above or Section 10(d) below) to terminate the Offering at any time prior to the First Closing (the “Unilateral Termination”), the Placement Agent shall be entitled to receive from the terminating party the Termination Amount. In addition, if within six (6) months after the Unilateral Termination, either Pubco or KnowFat conduct a public or private offering of its securities or enters into a letter of intent with respect to the foregoing, then upon the closing of any such transaction, the Placement Agent shall be entitled to receive from the terminating party an amount equal to the sum of: (x) the Agent Cash Fee calculated as if there had been a closing on the Maximum Amount and (y) the Agent Expense Allowance (the “Unilateral Termination Amount”); provided, however, that if the Company has previously paid to the Placement Agent the Termination Amount, the Placement Agent shall be entitled to receive only such portion of the Unilateral Termination Amount that is in excess of the Termination Amount previously paid to the Placement Agent.

(d) This Offering may be terminated upon mutual agreement of Pubco, KnowFat and the Placement Agent at any time prior to the expiration of the Offering Period. If the Offering is terminated pursuant to this Section 10(d) or pursuant to Section 10(a)(iv), then the Company shall pay the Placement Agent any documented out of pocket expenses of the Placement Agent incurred through the date of such termination.

(e) Before any termination by the Placement Agent under Section 10(a) or by Pubco and KnowFat under Section 10(b) shall become effective, the terminating party shall give written notice to the other party of its intention to terminate the Offering (the “Termination Notice”). The Termination Notice shall specify the grounds for the proposed termination. If the specified grounds for termination, or their resulting adverse effect on the transactions contemplated hereby, are curable, then the other party shall have ten (10) days from the Termination Notice within which to remove such grounds or to eliminate all of their material adverse effects on the transactions contemplated hereby; otherwise, the Offering shall terminate.

(f) In the event that a majority of the KnowFat’s capital stock or assets is sold, or KnowFat is merged with or merges with or into another entity or otherwise combined with or acquired, or completes a public or private offering of its securities, or enters into a letter of intent or memorandum of understanding with respect to any of the foregoing, within one year after the Offering is terminated, then upon the closing of any such transaction, KnowFat or its successor shall pay the Placement Agent in cash, within five (5) business days of the closing of any such transaction, an amount equal to five percent (5%) of the total consideration received or receivable by KnowFat or any of its officers, directors or stockholders in connection with such transaction (the “Transaction Fee”); provided, however, the Transaction Fee shall be payable only in the event that the Offering was terminated as a result of (i) any of the events set forth in clauses (i) - (iii) in Section 10(a) above or (ii) KnowFat’s determination not to continue with the Offering for any reason other than as a result of Placement Agent’s failure to perform any of its material obligations hereunder. Notwithstanding the foregoing, however, if an event or transaction shall occur that would entitle the Placement Agent to receive both the Termination Amount and the Transaction Fee, then the Placement Agent may elect which of the two such fees, but may elect only one of such fees, it shall collect from KnowFat. In the event that the Placement Agent has elected to receive the Termination Amount in accordance with this Section 10, and subsequently an event or transaction occurs that would have entitled the Placement Agent to receive a Transaction Fee in excess of such Termination Amount, then the Placement Agent may require KnowFat to pay it the difference between the Termination Amount already paid and the amount of the Transaction Fee to which it otherwise would have been entitled to receive from KnowFat.

(e) Upon any termination pursuant to this Section 10, the Placement Agent and Pubco will instruct Escrow Agent to cause all monies received with respect to the subscriptions for Units not accepted by the Company to be promptly returned to such subscribers without interest, penalty or deduction.

11. Survival.

(a) The obligations of the parties to pay any costs and expenses hereunder and to provide indemnification and contribution as provided herein shall survive any termination hereunder. In addition, the provisions of Sections 3(d), and 10 through 16 shall survive the sale of the Units or any termination of the Offering hereunder.

(b) The respective indemnities, covenants, representations, warranties and other statements of Pubco, KnowFat and the Placement Agent set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of, and regardless of any access to information by, Pubco, KnowFat or the Placement Agent, or any of their officers or directors or any controlling person thereof, and will survive the sale of the Units or any termination of the Offering hereunder.

12. Notices. All communications hereunder will be in writing and, except as otherwise expressly provided herein or after notice by one party to the other of a change of address, if sent to the Placement Agent, will be mailed, delivered or telefaxed and confirmed to Spencer Trask Ventures, Inc., 535 Madison Avenue, 18th Floor, New York, New York 10022, Attention: William P. Dioguardi, President, telefax number (212) 888-9103, with a copy to: Littman Krooks LLP, 655 Third Avenue, 20th Floor, New York, New York 10017, Attn: Steven D. Uslaner, Esq., telefax number (212) 490-2990, if sent to KnowFat or the Company, will be mailed, delivered or telefaxed and confirmed to KnowFat Franchise Company, Inc., 255 Washington Street, Suite 100, Newton, MA 02458, Attn: George Naddaff, Chief Executive Officer, telefax number (617) 787-6010, with a copy to Robinson Cole LLP, 695 East Main Street, Stamford, CT  06904-2305, Attn: Richard A. Krantz, Esq., telefax number (203) 462-7599 and if sent to Pubco, will be mailed, delivered or telefaxed and confirmed to UFood Restaurant Group, Inc., 12516-52A Avenue, Surrey, British Columbia V3X 3K3, Attention: Brent Hahn, President, telefax number (604) 590-8159, with a copy to Gottbetter& Partners, LLP, 488 Madison Ave., 12th Fl., New York, NY 10022, Attn: Kenneth S. Goodwin, Esq., telefax number (212) 400-6901.

13. Governing Law, Jurisdiction. This Agreement shall be deemed to have been made and delivered in New York City and shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York without regard to principles of conflicts of law thereof. Any and all disputes, controversies or claims arising out of or relating to this Agreement, or the breach, termination or invalidity thereof, shall be finally and exclusively resolved by arbitration in accordance with the Arbitration Rules of the American Arbitration Association (“AAA”) as at present in force. The arbitration shall take place in New York City, the State of New York. The parties hereby submit themselves to the exclusive jurisdiction of the arbitration tribunal in the City of New York, the State of New York under the auspices of AAA. To the extent permitted by law, the award of the arbitrators may include, without limitation, one or more of the following: a monetary award, a declaration of rights, an order of specific performance, an injunction, and/or a reformation of the contract. The decision of the arbitrators shall be final and binding upon the parties hereto, and judgment on the award may be entered in any court having jurisdiction over the subject matter thereof. The cash expenses of the arbitration (including without limitation reasonable fees and expenses of counsel, experts and consultants) shall be borne by the party against whom the decision of the arbitrators is rendered; provided that if a party prevails only partially, such party shall be entitled to be reimbursed for such costs and expenses in the proportion that the dollar amount successfully claimed by the prevailing party bears to the aggregate dollar amount claimed.

14. Miscellaneous. No provision of this Agreement may be changed or terminated except by a writing signed by the party or parties to be charged therewith. Unless expressly so provided, no party to this Agreement will be liable for the performance of any other party’s obligations hereunder. Either party hereto may waive compliance by the other with any of the terms, provisions and conditions set forth herein; provided, however, that any such waiver shall be in writing specifically setting forth those provisions waived thereby. No such waiver shall be deemed to constitute or imply waiver of any other term, provision or condition of this Agreement. Neither party may assign its rights or obligations under this Agreement to any other person or entity without the prior written consent of the other party.

15. Entire Agreement; Severability. This Agreement together with any other agreement referred to herein supersedes all prior understandings and written or oral agreements between the parties with respect to the Offering and the subject matter hereof. If any portion of this Agreement shall be held invalid or unenforceable, then so far as is reasonable and possible (i) the remainder of this Agreement shall be considered valid and enforceable and (ii) effect shall be given to the intent manifested by the portion held invalid or unenforceable.

16. Counterparts. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. The exchange of copies of this Agreement and of signature pages by facsimile transmission shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile shall be deemed to be their original signatures for all purposes.

[Signatures on following page.]

If the foregoing is in accordance with your understanding of the agreement among Pubco, KnowFat and the Placement Agent, kindly sign and return this Agreement, whereupon it will become a binding agreement among Pubco, KnowFat and the Placement Agent in accordance with its terms.

KNOWFAT FRANCHISE COMPANY, INC.

By:	/s/ George Naddaff
George Naddaff
Chief Executive Officer

UFOOD RESTAURANT GROUP, INC.

By:	/s/ Brent Hahn
Brent Hahn
President

Accepted and agreed to this
17th day of October, 2007:

SPENCER TRASK VENTURES, INC.

By:	/s/ William P. Dioguardi
William P. Dioguardi
President

SCHEDULE 1
DISCLOSURE SCHEDULES

[NONE]

Exhibit A-1

Form of Opinion-KnowFat Counsel

2.1 KnowFat (the term "Company" when used herein, refers to KnowFat) has been duly organized as a corporation and is validly existing and in good standing under the laws of the jurisdiction of its incorporation, has full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Memorandum and is duly qualified as a foreign corporation for the transaction of business and is in good standing in each jurisdiction where the conduct of its business makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect upon the business (as currently conducted), financial condition, prospects or results of operation of the Company (a "Material Adverse Effect").

2.2 The authorized capital stock of the Company on the date hereof consists of (i) [_______________] shares of Common Stock, [$0.___] par value per share, and (ii) [_________________] shares of Preferred Stock, [$0.____] par value per share.

2.3 The execution, delivery and performance by KnowFat of the Transaction Documents to which it is a party and the consummation by KnowFat of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of KnowFat and duly executed and delivered by KnowFat. Each of the Transaction Documents to which it is a party constitutes the legal, valid and binding obligation of KnowFat, enforceable against KnowFat in accordance with its terms.

2.4 The execution, delivery and performance by KnowFat of the Transaction Documents1 to which it is a party and the consummation by KnowFat of the transactions contemplated thereby will not (i) violate the provisions of the Delaware General Corporation Law or any United States federal or state law, rule or regulation known to us to be currently applicable to KnowFat or (ii) violate the provisions of KnowFat's Certificate of Incorporation or By-Laws; (iii) violate any judgment, decree, order or award known to us of any court, governmental body or arbitrator having jurisdiction over KnowFat; or (iv) result in the breach or termination of any material term or provision of an agreement known to us to which KnowFat is a party, except in any such case where the breach or violation would not have a Material Adverse Effect on KnowFat or its ability to perform its obligations under the Transaction Documents.

2.5 To our knowledge, there is no action, proceeding or litigation pending or threatened against KnowFat before any court, governmental or administrative agency or body.

2.6 Either (i) no consent, approval or authorization of, or other action by, and no notice to or filing with, any United States federal or state governmental authority on the part of KnowFat is required in connection with the valid execution and delivery of the Transaction Documents to which it is a party and the consummation by KnowFat of the transactions contemplated thereunder, except for (A) the filing of a Form D that may be filed with the United States Securities and Exchange Commission; (B) any filings under the securities laws of the various jurisdictions in which the Shares, Warrants and Placement Agent Warrants are being offered and sold in the Offering; and (C) any filings relating to public disclosure of the transactions contemplated by the Transaction Documents, or (ii) any required consent, approval, authorization, action or filing has been obtained, performed or made by KnowFat.

1 Transaction Documents should include the Placement Agency Agreement, Escrow Deposit Agreement, the Merger Agreement and Subscription Agreement.

We participated in the preparation of the Memorandum and in conferences with officers and other representatives of KnowFat, at which the contents of the Memorandum and related matters were discussed, and although we have not undertaken to determine independently, and do not assume any responsibility for, the accuracy or completeness of the statements contained in the Memorandum, based on such conferences and our participation in the preparation of the Memorandum, and any amendment or supplement thereto (other than the financial statements, including supporting schedules and other financial and statistical information derived therefrom), the Memorandum, as of its date, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

Exhibit A-2
Form of Opinion-Pubco Counsel

[subject to change; may accept opinion issued under Merger Agreement if it covers Offering related docs]

2.1 Pubco (the term "Company" when used herein, refers to UFood Restaurant Group, Inc.) has been duly organized as a corporation and is validly existing and in good standing under the laws of the jurisdiction of its incorporation, has full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Memorandum and is duly qualified as a foreign corporation for the transaction of business and is in good standing in each jurisdiction where the conduct of its business makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect upon the business (as currently conducted), financial condition, prospects or results of operation of the Company (a "Material Adverse Effect").

2.2 The authorized capital stock of the Company on the date hereof consists of (i) [_______________] shares of Common Stock, [$0.___] par value per share, and (ii) [_________________] shares of Preferred Stock, [$0.____] par value per share. All outstanding shares of capital stock of the Company have been duly authorized and are validly issued, fully paid and non-assessable.

2.3 The Shares, the Warrants, the Placement Agent Warrants, and the shares of Common Stock issuable upon exercise of the Warrants and the Placement Agent Warrants have been duly authorized for issuance by all necessary corporate action on the part of the Company. The Shares and the shares of Common Stock issuable upon exercise of the Warrants and the Placement Agent Warrants, when issued, sold and delivered against payment therefore in accordance with the provisions of the Memorandum, the Subscription Agreements, the Warrants or the Placement Agent Warrants, as applicable, will be duly and validly issued, fully paid and non-assessable. The issuance of the Shares, the Warrants and the Placement Agent Warrants and the shares of Common Stock issuable upon exercise of the Warrants and the Placement Agent Warrants are not subject to any statutory or, to our knowledge, contractual or other preemptive rights. A sufficient number of authorized but unissued shares of Common Stock have been reserved for issuance upon exercise of the Warrants and the Placement Agent Warrants.

2.4 The execution, delivery and performance by the Company of the Transaction Documents to which they are a party and the consummation by the Company of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company (including its Board of Directors), and duly executed and delivered by the Company, as applicable. Each of the Transaction Documents to which it is a party constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

2.5 The execution, delivery and performance by the Company of the Transaction Documents2 to which they are a party and the consummation by the Company of the transactions contemplated thereby will not (i) violate the provisions of the Nevada Corporation Law or any United States federal or state law, rule or regulation known to us to be currently applicable to the Company, (ii) violate the provisions of the Company's Certificate of Incorporation or By-Laws; (iii) violate any judgment, decree, order or award known to us of any court, governmental body or arbitrator having jurisdiction over the Company; or (iv) result in the breach or termination of any material term or provision of an agreement known to us to which the Company is a party, except in any such case where the breach or violation would not have a Material Adverse Effect on the Company or its ability to perform its obligations under the Transaction Documents.

2 Transaction Documents should include the Placement Agency Agreement, Escrow Deposit Agreement, Merger Agreement, Warrant, Placement Agent Warrant, Registration Rights Agreement, and Subscription Agreements.

2.6 Assuming that the Shares were sold only to "accredited investors" (as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended ("1933 Act")) or “non U.S. Persons” (as defined in Regulation S promulgated under the Act) and the Placement Agent complied in all material respects with Regulation D or Regulation S and the terms and conditions of the Offering set forth in the Placement Agency Agreement and the Memorandum, such sales were made in conformity with the requirements of Section 4(2) of the 1933 Act, Regulation D or Regulation S, and with the requirements of all other United States federal regulations applicable to the Company currently in effect relating to private offerings of securities of the type made in the Offering.

2.7 To our knowledge, there is no action, proceeding or litigation pending or threatened against the Company before any court, governmental or administrative agency or body.

2.8 Either (i) no consent, approval or authorization of, or other action by, and no notice to or filing with, any United States federal or state governmental authority on the part of the Company is required in connection with the valid execution and delivery of the Transaction Documents to which it is a party and the consummation by the Company of the transactions contemplated thereunder, except for (A) the filing of a Form D that may be filed with the United States Securities and Exchange Commission; (B) any filings under the securities laws of the various jurisdictions in which the Shares, Warrants and Placement Agent Warrants are being offered and sold in the Offering; and (C) any filings relating to public disclosure of the transactions contemplated by the Transaction Documents, or (ii) any required consent, approval, authorization, action or filing has been obtained, performed or made by the Company.

Exhibit B

Form of Placement Agent Warrant